UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2019

CONVERSION LABS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	333-184487	76-0238453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Third Avenue, Suite 2800

New York, NY 10022

(Address of principal executive offices, including zip code)

(866) 351-5907

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

 Item 1.01. Entry Into a Material Definitive Agreement

On May 8, 2019 (the “Closing Date”), LegalSimpli Software, LLC (“LSS”), a majority owned subsidiary of Conversion Labs, Inc. (the “Company”), issued an amended and restated promissory note in the principal amount of $379,730 (the “Amended Note”) to Conversion Labs PR LLC (“CVLB PR”), a majority owned subsidiary of the Company. The Amended Note matures on June 1, 2020. This Amended Note amends, restates, replaces, and supersedes, in its entirely, that certain LSS promissory note, dated as of June 1, 2018, issued by LSS in favor of CVLB PR, and that certain Line of Credit Agreement, dated May 29, 2018, by and between LSS and the CVLB PR (collectively, the Original Note”).

The Amended Note accrues interest at the rate of 12% per annum and may be pre-paid without penalty at any time. The Amended Note is also secured by a security interest granted to the CVLB PR pursuant to that certain Security In connection with the Amended Note, LSS and CVLB entered into a security agreement (the “Security Agreement”), whereby LSS unconditionally and irrevocably granted CVLB PR a security interest in and to, a lien upon and a right of set-off against all of their respective right, title and interest of whatsoever kind and nature in and to, substantially all of LSS’s assets. After the occurrence and during the continuance of any Event of Default (as defined in the Security Agreement), CVLB PR shall have the right to exercise all of the remedies conferred under the Security Agreement and under the Amended Note.

The Amended Note contains standard event of default provisions, certain covenants and restrictions.

The above descriptions of the Amended Note and Security Agreement do not purport to be complete and are qualified in their entirety by reference to such documents filed as Exhibits 10.1 and 10.2, respectively, hereto.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

10.1*	Amended and Restated Promissory Note, dated May 8, 2019 by and between LegalSimpli Software, LLC and Conversion Labs PR LLC
10.2*	Security Agreement, dated May 8, 2019 and between LegalSimpli Software, LLC and Conversion Labs PR LLC

* Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERSION LABS, INC.

Date: May 13, 2019	By:	/s/ Justin Schreiber
Justin Schreiber
Principal Executive Officer

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